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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 3, 2001 (August 3, 2001)



                               GLOBAL MARINE INC.
               (Exact name of registrant as specified in charter)



           Delaware                        1-5471                 95-1849298
(State or other jurisdiction of         (Commission            (I.R.S. Employer
incorporation or organization)          file number)         Identification No.)



777 N. Eldridge Parkway,  Houston, Texas                  77079-4493
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (281) 596-5100

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

          99.1 Global Marine Fleet Status as of August 3, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

Once during the first half of each calendar month and until further notice, Global Marine Inc. publishes a list containing information about the status of each rig in its offshore drilling rig fleet. The list includes each rig's rated water depth, design, location, and contract status, including information regarding the dayrate being earned by the rig. Information in the list for August 2001 is as of August 3, 2001. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GLOBAL MARINE INC.



Date: August 3, 2001                By:    s/Alexander A. Krezel
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                                             Alexander A. Krezel
                                             Vice President, Corporate Secretary
                                             and Assistant General Counsel